EXHIBIT 10.8

                              EMPLOYMENT AGREEMENT

          AGREEMENT made as of the 4th day of August 1988 by and between Joel F. Gemunder residing at 5910 Sentinel Ridge, Cincinnati, Ohio 45243 ("Employee"), and Omnicare Inc., a Delaware corporation (the "Company").

          WHEREAS, the Company has employed Employee and desires to continue to employ Employee as President of the Company and Employee desires to work for the Company in such capacity on the terms and conditions hereinafter provided;

          WHEREAS, Employee is President of the Company with major responsibilities for planning, directing, coordinating and controlling overall corporate operations;

          WHEREAS, in such capacity Employee will develop or have access to all or substantially all of the business methods and confidential information relating to the Company, including but not limited to, its financial performance and results, its product formulae, its manufacturing organization and methods, its product research and development policies and programs, its service techniques, its purchasing organization and methods, its sales organization and methods, its pricing of products, its market development and expansion plans, its personnel policies and training and development programs, and its customer and supplier relationships; and franchising programs and franchisee relationships;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.   EMPLOYMENT

          Section 1.1 Positions and Duties.

          (a) The Company agrees to employ Employee and Employee agrees to work for the Company as President. Employee shall have such duties and authority as are normally associated with his office. Employee will also serve in such other senior management capacities as may be mutually agreed upon from time to time. While employed hereunder, Employee shall devote his full time, effort, skill and attention to the affairs of the Company. During the term of his employment hereunder, Employee shall not render any services to any other person that might be in competition with the Company or any of its subsidiaries or affiliates or in conflict with his position as a senior executive of the Company or his duty of undivided loyalty to the Company.

          (b) While employed hereunder, Employee will be nominated as a management nominee for election as a director of the Company and will continue to be nominated after his current term expires.

          Section 1.2 Term. Unless sooner terminated in accordance with the provisions hereof, the term of employment shall commence on August 4, 1988 and shall continue until August 3, 1993.

2.   COMPENSATION

          Section 2.1 Base Salary. While employed hereunder the Company shall pay Employee a base salary of $228,000 per annum or such higher amount or amounts as the Board of Directors may from time to time approve. The base salary shall be due and payable at the same times and intervals at which salary payments are made to other senior executives.

          Section 2.2 Incentive Compensation. Employee will be entitled to participate in all incentive compensation and bonus plans as such have been maintained by the Company for its senior executives generally. The Employee's annual incentive compensation will be payable, with respect to each calendar year, on or before February 10 in the following year.

          Section 2.3 Executive Salary Protection Plan. The Company agrees that the Employee will be an "Eligible Executive" for purposes of its Executive Salary Protection Plan. The Company and the Employee will have entered into an agreement pursuant to Section 1 of the Executive Salary Protection Plan, as now in effect, providing that, for purposes of such Plan, the "Recognized Compensation" of the Employee will not be less than $19,000.00 per month. Notwithstanding any provision of such agreement, the Company agrees that, while Employee is employed hereunder, the benefits provided under such agreement at the time of its execution will not be reduced.

          Section 2.4 Employee Benefits. Employee shall be entitled to participate in and receive rights and benefits under those "fringe" benefit plans which the Company provides for its headquarters executives generally, which at the present time include:

          Omnicare Employees Savings & Investment Plan

          Omnicare Long Term Disability Income Plan

          Omnicare Voluntary Group Accident Insurance Plan

          Omnicare Business Travel Accident Insurance Plan

          Omnicare Group Life, AD&D, Medical and Disability Plans

          Omnicare Employee Stock Ownership Plan

Employee's participation in such plans will be in accordance with and subject to the terms and provisions thereof.

          Section 2.5 Pension. Employee will continue to participate in the Company's General Pension Plan ("Pension Plan") and in the Excess Benefits Plan in accordance with and subject to their respective provisions.

          Section 2.6 Miscellaneous.

          (a) Company will pay or reimburse Employee for his reasonable business expenses in accordance with Company policies.

          (b) Employee will be entitled to paid vacation in accordance with current Company policy. Employee will be entitled to payment for unused vacation time in accordance with Company policy.

          (c) The principal place of employment of Employee will be Cincinnati, Ohio, or such other location as may be mutually agreed upon by the Employee and the Company, subject to the travel requirements inherent in the duties and responsibilities of his position. The Employee will be provided with office and secretarial services commensurate with his position.

          (d) Subject to Section 1.1(a) of this Agreement, compliance with applicable laws relating to interlocking directorships, the Company's policies on conflicts of interest and improper payments and accounting records contained in a statement entitled "Policies on Business Ethics" and to any other current applicable Company policy, during the term of Employee's employment hereunder, Employee will be permitted to accept election, and to serve as, a director of other entities. Employee will be permitted to retain all fees and other benefits resulting from his service as a director of any such entity.

          (e) The Company shall promptly pay upon demand any reasonable legal fees incurred by Employee in connection with any enforcement of his rights under this Agreement.

3.   TERMINATION

          Section 3.1 Termination of Employment. The employment of Employee shall terminate prior to the expiration of the term specified in Section 1.2 upon the occurrence of any of the following:

          (a) The death of Employee;

          (b) The termination of Employee's employment due to Employee's disability pursuant to Section 3.2; or

          (c) The termination by the Company of Employee's employment for Cause pursuant to Section 3.3.

          The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a), (b) and (c) above shall hereinafter be referred to as a termination "Without Cause".

          Section 3.2 Disability. If, by reason of physical or mental disability, Employee is unable to carry out the duties he has assumed pursuant to this Agreement for four (4) consecutive months, his services hereunder may be terminated by the Company upon two (2) months' written notice to be given to Employee at any time after the period of four (4) continuous months of disability and while such disability continues. If, prior to the expiration of the two (2) months after the giving of such notice, Employee shall recover from such disability and return to the active discharge of his duties, then such notice shall be of no further force and effect and Employee's employment shall continue as if such disability had not occurred. If Employee shall not so recover from his disability and return to his duties, then his services shall terminate at the expiration date of such two (2) months' notice. During the period of Employee's disability and until the expiration date of such two
(2) months' notice, Employee shall continue to receive all compensation and other-benefits provided herein as if he had not been disabled, at the time, in the amounts and in the manner provided herein. In the event a dispute arises between Employee and the Company concerning Employee's physical or mental ability to continue or return to the performance of his duties as aforesaid, Employee shall submit to examination by a competent physician mutually agreeable to both parties, and such physician's opinion as to Employee's ability to so perform will be final and binding.

          Section 3.3 For Cause. The Company may, at any time by written notice to the Employee, terminate his services hereunder for Cause. Such notice shall specify the event or events and the actions or failure to act constituting Cause. The term "Cause", as used herein, shall mean and be limited to the occurrence of one or more of the following events:

          (a) His conviction, by a court of competent jurisdiction, of a felony, which through lapse of time or otherwise is not subject to appeal;

          (b) His commission of an act of fraud upon, or an act evidencing material dishonesty toward, the Company; or

          (c) Any willful failure by him to observe or perform his material agreements herein contained.

          If the basis for discharge is pursuant to paragraph (c) above, Employee shall have thirty (30) days from his receipt of the notice of termination for Cause to cure the actions or failure to act specified in such notice and, in the event of any such cure within such period such conduct shall not constitute cause hereunder.

          Section 3.4 Consequences of Termination.

          (a) If Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, his base salary and incentive compensation referred to in Sections 2.1 and 2.2 shall cease to accrue forthwith.

          (b) If the Company shall terminate Employee's employment hereunder Without Cause, the Company shall pay Employee monthly severance payments at an annual rate equal to 150% of the Employee's then current base salary plus the amount of the annual incentive bonus most recently paid or approved to be paid to such person in respect of the previous year.

Such monthly severance payments shall be made for a period equal to the balance of the term of employment provided for in Section 1.2; provided, however, that the severance payments shall be reduced by one-half of the amount of any Earned Income received by the Employee from other sources for any period such severance payments are payable, and, provided further, that such severance payments shall not thereby be reduced to less than a rate of $228,000 per annum. For the purposes of the foregoing, "Earned Income" shall mean income attributable to the rendition of personal services including salary, bonuses and incentive or other supplementary compensation, whether payable currently or deferred, and whether payable in cash or in property. Benefits attributable to executive or employee stock options, benefit plans or other arrangements of the type referred to in
Section 2.3 through Section 2.6 shall not constitute Earned Income. Incidental honorariums or fees received on an infrequent basis shall not be included in Earned Income. However, consulting fees, finders' fees and other income for personal services (other than directors' fees) received in lieu of employment by others, or received on a regular and continuing basis even if employed by another employer, shall be included in Earned Income. Directors' fees shall not be included in Earned Income.

          (c) In the event that Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, the rights of Employee under any incentive compensation plan referred to in Section 2.2, under the executive or employee benefit plans or arrangements referred to in Section 2.3 and Section 2.4 or otherwise shall be determined in accordance with the terms and provisions of such plans, arrangements and options applicable to an employee whose employment has terminated in the manner that occurred, except that a termination Without Cause shall be treated as a retirement under a retirement plan of the Company for the purposes of the Company stock incentive plans.

4.   OTHER COVENANTS OF EMPLOYEE

          Section 4.1 Employee shall have no right, title or interest in any reports, studies, memoranda, correspondence, manuals, records, plans, or other written, printed or otherwise recorded materials of any kind belonging to or in the possession of the Company or its subsidiaries, or in any copies, pictures, duplicates, facsimiles or other reproductions, recordings, abstracts or summaries thereof and Employee will promptly surrender to the Company any such materials (other than materials which have been published or otherwise have lawfully been made available to the public generally) in his possession upon the termination of his employment or any time prior thereto upon request of the Company.

          Section 4.2 Without the prior written consent of the Company, Employee shall not at any time (whether during or after his employment with the Company) use for his own benefit or purposes or for the benefit or purposes of any other person, firm, partnership, association, corporation or business organization, entity or enterprise, or disclose (except in the performance, of his duties hereunder) in any manner to any person, firm, partnership, association, corporation or business organization, entity or enterprise, any trade secret, or other confidential or proprietary information, data, know-how or knowledge (including, but not limited to that relating to financial policies, product composition, manufacturing organization and methods, research and development policies and programs, service techniques, purchasing organization and methods, sales organization and methods product pricing, market development and expansion plans, personnel policies and training and development programs, customer and supplier relationships, and franchising programs and franchisee relationships) belonging to, or relating to the affairs of, the Company or its subsidiaries.

          Section 4.3 Employee shall promptly disclose to the Company (and to no one else) all improvements, discoveries and inventions that may be of significance to the Company or its subsidiaries made or conceived alone or in conjunction with others (whether or not patentable, whether or not made or conceived at the request of or upon the suggestion of the Company during or out of his usual hours of work or in or about the premises of the Company or elsewhere) while in the employ of the Company, or made or conceived within six months after the termination of his employment by the Company, if resulting from, suggested by or relating to such employment. All such improvements, discoveries and inventions shall, to the extent that they are patentable, be the sole and exclusive property of the Company and are hereby assigned to the Company. At the request of the Company and at its cost and without liabilty to Employee, Employee shall assist the Company, or any person or persons from time to time designated by it, in obtaining the grant of patents in the United States and/or in such other country or countries as may be designated by the Company covering such improvements, discoveries and inventions and shall in connection therewith execute such applications statements or other documents furnish such information and data and take all such other action (including, but not limited to, the giving of testimony) as the Company may from time to time request.

          Section 4.4 The obligations of Employee set forth in this Article 4 are in addition to and not in limitation of any obligations which would otherwise exist as a matter of law. The provisions of this Article 4 shall survive the termination of Employee's employment hereunder.

5.   CERTAIN REMEDIES

          Section 5.1 Breach by the Company. In the event that the Company shall fail, in any material respect, to observe and perform its obligations hereunder, the Employee may give written notice to the Company specifying the nature of such failure. If within thirty (30) days after its receipt of such notice the Company shall not have remedied such failure, the Employee shall have the right and option to treat such failure as termination of his employment by the Company Without Cause, to cease rendering services hereunder and thereafter to receive the severance benefits and have the other rights and obligations provided for in Article 3 hereof in the case of a termination by the Company Without Cause. The parties agree that a material breach by the Company for purposes of this Section 5.1 shall include, but not be limited to, a material reduction in Employee's title, authority or responsibilities from those he was exercising on the date of execution of this Agreement. The remedy provided for in this Section 5.1 shall be in addition to and not in limitation of any other remedies which would otherwise exist as a matter of law.

          Section 5.2 Breach by the Employee. Employee acknowledges and agrees that the Company's remedy at law for any breach of any of Employee's obligations under Sections 1.1(a), 4.1, 4.2 and 4.3 would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any proceeding that may be brought to enforce any provision of any such sections, without the necessity of proof of actual damage.

6.   GENERAL PROVISIONS

          Section 6.1 Representations and warranties. Employee represents and warrants to the Company that he is free to enter into the Agreement and that he has no prior or other obligations or commitments of any kind to anyone that would in any way hinder or interfere with his acceptance of, or the full, uninhibited and faithful performance of, his employment hereunder or the exercise of his best efforts as an employee of the Company.

          Section 6.2 Understandings; Amendments. Except as otherwise provided herein, this Agreement sets forth the entire agreement and understanding of the parties concerning the subject matter hereof and supercedes all prior agreements, arrangements and understandings between Employee and the Company concerning such subject matter. No representation, promise, inducement or statement of intention has been made by or on behalf of either party hereto that is not set forth in this Agreement or the documents referred to herein. This Agreement may not be amended or modified except by a written instrument specifically referring to this Agreement executed by the parties hereto.

          Section 6.3 Notices.

          (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and may either be delivered personally to the addressee or be mailed registered mail, postage prepaid, as follows: if to the Company:

          Omnicare, Inc.
          1300 Fountain Square South
          Cincinnati, OH  45202
          Attn: President

          with a copy to:

          Secretary
          Omnicare, Inc.
          1300 Fountain Square South
          Cincinnati, OH 45202

          If to Employee:

          Joel F. Gemunder
          5910 Sentinel Ridge Drive
          Cincinnati, OH 45243

          (b) Either party may change the address to which any such notices or communications are to be directed to it by giving written notice to the other party in the manner provided in the preceding paragraph (a).

          Section 6.4 Assignments; Binding Effect.

          (a) Employee acknowledges that the services to be rendered by him are unique and personal. Accordingly, Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. This Agreement shall be binding upon, and to the extent herein permitted shall inure to the benefit of, Employee's heirs, legatees and legal representatives.

          (b) The Company may not assign this Agreement or its rights hereunder except to a successor of all or substantially all of the business and assets of the Company. This Agreement shall be binding upon, and shall inure to the benefit of, the Company's successors and permitted assigns.

          Section 6.5. Waivers. The failure of either party hereto at any time or from time to time to require performance of any of the other party's obligations under this agreement shall in no manner affect the right to enforce any provision of this Agreement at a subsequent time, and the waiver of any rights arising out of any breach shall not be construed as a waiver of any rights arising out of any subsequent breach.

          Section 6.6. Severance Plans. Amounts paid hereunder are in addition to any amounts payable under the Company severance plans, without offset or reduction.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written hereinabove.

                                                OMNICARE, INC.


                                                By: /s/ Edward L. Hutton
                                                    ----------------------------


                                                EMPLOYEE


                                                /s/ Joel F. Gemunder

                              EMPLOYMENT AGREEMENT

          AGREEMENT made as of the 4th day of August, 1988 by and between Cheryl
D. Hodges residing at 9403 Constitution Drive, Cincinnati, Ohio 45214 ("Employee"), and Omnicare, Inc., a Delaware corporation (the "Company").

          WHEREAS, the Company has employed Employee and desires to continue to employ Employee as a senior executive and Employee desires to work for the Company in such capacity on the terms and conditions hereinafter provided;

          WHEREAS, Employee is a key senior executive of the Company with major responsibilities for planning, directing, coordinating and controlling various corporate operations;

          WHEREAS, in such capacity Employee will develop or have access to all or substantially all of the business methods and confidential information relating to the Company, including but not limited to, its financial performance and results, its product formulae, its manufacturing organization and methods, its product research and development policies and programs, its service techniques, its purchasing organization and methods, its sales organization and methods, its pricing of products, its market development and expansion plans, its personnel policies and training and development programs, and its customer and supplier relationships; and franchising programs and franchisee relationships;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.   EMPLOYMENT

     Section 1.1 Positions and Duties.

     (a) The Company agrees to employ Employee and Employee agrees to work for the Company as a senior executive. Employee shall have such duties and authority as are normally associated with her office. Employee will also serve in such other senior management capacities as may be mutually agreed upon from time to time. While employed hereunder, Employee shall devote her full time, effort, skill and attention to the affairs of the Company. During the term of her employment hereunder, Employee shall not render any services to any other person that might be in competition with the Company or any of its subsidiaries or affiliates or in conflict with her position as a senior executive of the Company or her duty of undivided loyalty to the Company.

     (b) While employed hereunder, Employee will be nominated as a management nominee for election as a director of the Company no less frequently than bi-annually.

     Section 1.2 Term. Unless sooner terminated in accordance with the provisions hereof, the term of employment shall commence on August 4, 1988 and shall continue until August 3, 1993.

2.   COMPENSATION

     Section 2.1 Base salary. While employed hereunder the Company shall pay Employee a base salary of $66,700 per annum or such higher amount or amounts as the Board of Directors may from time to time approve. The base salary shall be due and payable at the same times and intervals at which salary payments are made to other senior executives.

     Section 2.2 Incentive Compensation. Employee will be entitled to participate in all incentive compensation and bonus plans as such have been maintained by the Company for its senior executives generally. The Employee's annual incentive compensation will be payable, with respect to each calendar year, on or before February 10 in the following year.

     Section 2.3 Employee Benefits. Employee shall be entitled to participate in and receive rights and benefits under those "fringe" benefit plans which the Company provides for its headquarters executives generally, which at the present time include:

           Omnicare Employees Savings & Investment Plan

           Omnicare Long Term Disability Income Plan

           Omnicare Voluntary Group Accident Insurance Plan

           Omnicare Business Travel Accident Insurance Plan

           Omnicare Group Life, AD&D Medical and Disability Plans

           Omnicare Employee Stock Ownership Plan

Employee's participation in such plans will be in accordance with and subject to the terms and provisions thereof.

     Section 2.4 Pension. Employee will continue to participate in the Company's General Pension Plan ("Pension Plan") and in the Excess Benefits Plan in accordance with and subject to their respective provisions.

     Section 2.5 Miscellaneous.

     (a) Company will pay or reimburse Employee for her reasonable business expenses in accordance with Company policies.

     (b) Employee will be entitled to paid vacation in accordance with current Company policy. Employee will be entitled to payment for unused vacation time in accordance with Company policy.

     (c) The principal place of employment of Employee will be Cincinnati, Ohio, or such other location as may be mutually agreed upon by the Employee and the Company, subject to the travel requirements inherent in the duties and responsibilities of his position. The Employee will be provided with office and secretarial services commensurate with her position.

     (d) Subject to Section 1.1(a) of this Agreement, compliance with applicable laws relating to interlocking directorships, the Company's policies on conflicts of interest and improper payments and accounting records contained in a statement entitled "Policies on Business Ethics" and to any other current applicable Company policy, during the term of Employee's employment hereunder, Employee will be permitted to accept election, and to serve as, a director of other entities. Employee will be permitted to retain all fees and other benefits resulting from his service as a director of any such entity.

     (e) The Company shall promptly pay upon demand any reasonable legal fees incurred by Employee in connection with any enforcement of her rights under this Agreement.

3.   TERMINATION

     Section 3.1 Termination of Employment. The employment of Employee shall terminate prior to the expiration of the term specified in Section 1.2 upon the occurrence of any of the following:

     (a) The death of Employee;

     (b) The termination of Employee's employment due to Employee's disabiity pursuant to Section 3.2; or

     (c) The termination by the Company of Employee's employment for Cause pursuant to Section 3.3.

         The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a), (b) and (c) above shall hereinafter be referred to as a termination "Without Cause."

     Section 3.2 Disability. If, by reason of physical or mental disability, Employee is unable to carry out the duties he has assumed pursuant to this Agreement for four (4) consecutive months, her services hereunder may be terminated by the Company upon two (2) months' written notice to be given to Employee at any time after the period of four (4) continuous months of disability and while such disability continues. If, prior to the expiration of the two (2) months after the giving of such notice, Employee shall recover from such disability and return to the active discharge of her duties, then such notice shall be of no further force and effect and Employee's employment shall continue as if such disability had not occurred. If Employee shall not so recover from her disability and return to her duties, then her services shall terminate at the expiration date of such two (2) months' notice. During the period of Employee's disability and until the expiration date of such two (2) months' notice, Employee shall continue to receive all compensation and other benefits provided herein as if she had not been disabled, at the time, in the amounts and in the manner provided herein. In the event a dispute arises between Employee and the Company concerning Employee's physical or mental ability to continue or return to the performance of her duties as aforesaid, Employee shall submit to examination by a competent physician mutually agreeable to both parties, and such physician's opinion as to Employee's ability to so perform will be final and binding.

     Section 3.3 For Cause. The Company may, at any time by written notice to the Employee, terminate her services hereunder for Cause. Such notice shall specify the event or events and the actions or failure to act constituting Cause. The term "Cause", as used herein, shall mean and be limited to the occurrence of one or more of the following events:

     (a) Her conviction, by a court of competent jurisdiction, of a felony, which through lapse of time or otherwise is not subject to appeal;

     (b) Her commission of an act of fraud upon, or an act evidencing material dishonesty toward, the Company; or

     (c) Any willful failure by her to observe or perform her material agreements herein contained.

     If the basis for discharge is pursuant to paragraph (c) above, Employee shall have thirty (30) days from his receipt of the notice of termination for Cause to cure the actions or failure to act specified in such notice and, in the event of any such cure within such period, such conduct shall not constitute Cause hereunder.

     Section 3.4 Consequences of Termination.

          (a) If Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, her base salary and incentive compensation referred to in Sections 2.1 and 2.2 shall cease to accrue forthwith.

          (b) If the Company shall terminate Employee's employment hereunder Without Cause, the Company shall pay Employee monthly severance payments at an annual rate equal to 150% of the Employee's then current base salary plus the amount of the annual incentive bonus most recently paid or approved to be paid to such person in respect of the previous year. Such monthly severance payments shall be made for a period equal to the balance of the term of employment provided for in Section 1.2; provided, however, that the severance payments shall be reduced by one-half of the amount of any Earned Income received by the Employee from other sources for any period such severance payments are payable, and, provided further, that such severance payments shall not thereby be reduced to less than a rate of $66,700 per annum. For the purposes of the foregoing, "Earned Income" shall mean income attributable to the rendition of personal services including salary, bonuses and incentive or other supplementary compensation, whether payable currently or deferred, and whether payable in cash or in property. Benefits attributable to executive or employee stock options, benefit plans or other arrangements of the type referred to in Section 2.3 through Section 2.5 shall not constitute Earned Income. Incidental honorariums or fees received on an infrequent basis shall not be included in Earned Income. However, consulting fees, finders' fees and other income for personal services (other than directors' fees) received in lieu of employment by others, or received on a regular and continuing basis even if employed by another employer, shall be included in Earned Income. Directors' fees shall not be included in Earned Income.

    (c) In the event that Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, the rights of Employee under any incentive compensation plan referred to in Section 2.2, under the executive or employee benefit plans or arrangements referred to in Section 2.3 and Section 2.4 or otherwise, shall be determined in accordance with the terms and provisions of such plans, arrangements and options applicable to an employee whose employment has terminated in the manner that occurred, except that a termination Without Cause shall be treated as a retirement under a retirement plan of the Company for the purposes of the Company stock incentive plans.

4.   OTHER COVENANTS OF EMPLOYEE.

     Section 4.1 Employee shall have no right, title or interest in any reports, studies, memoranda, correspondence, manuals, records, plans, or other written, printed or otherwise recorded materials of any kind belonging to or in the possession of the Company or its subsidiaries, or in any copies, pictures, duplicates, facsimiles or other reproductions, recordings, abstracts or summaries thereof and Employee will promptly surrender to the Company any such materials (other than materials which have been published or otherwise have lawfully been made available to the public generally) in her possession upon the termination of her employment or any time prior thereto upon request of the Company.

     Section 4.2 Without the prior written consent of the Company, Employee shall not at any time (whether during or after her employment with the Company) use for her own benefit or purposes or for the benefit or purposes of any other person, firm, partnership, association, corporation or business organization, entity or enterprise, or disclose (except in the performance of his duties hereunder) in any manner to any person, firm, partnership, association, corporation or business organization, entity or enterprise, any trade secret, or other confidential or proprietary information, data, know-how or knowledge (including, but not limited to, that relating to financial policies, product composition, manufacturing organization and methods, research and development policies and programs, service techniques, purchasing organization and methods, sales organization and methods, product pricing, market development and expansion plans, personnel policies and training and development programs, customer and supplier relationships, and franchising programs and franchisee relationships) belonging to, or relating to the affairs of, the Company or its subsidiaries.

     Section 4.3 Employee shall promptly disclose to the Company (and to no one else) all improvements, discoveries and inventions that may be of significance to the Company or its subsidiaries made or conceived alone or in conjunction with others (whether or not patentable, whether or not made or conceived at the request of or upon the suggestion of the Company during or out of his usual hours of work or in or about the premises of the Company or elsewhere) while in the employ of the Company, or made or conceived within six months after the termination of his employment by the Company, if resulting from, suggested by or relating to such employment. All such improvements, discoveries and inventions shall, to the extent that they are patentable, be the sole and exclusive property of the Company and are hereby assigned to the Company. At the request of the Company and at its cost and without liabilty to Employee, Employee shall assist the Company, or any person or persons from time to time designated by it, in obtaining the grant of patents in the United States and/or in such other country or countries as may be designated by the Company covering such improvements, discoveries and inventions and shall in connection therewith execute such applications, statements or other documents, furnish such information and data and take all such other action (including, but not limited to, the giving of testimony) as the Company may from time to time request.

     Section 4.4 The obligations of Employee set forth in this Article 4 are in addition to and not in limitation of any obligations which would otherwise exist as a matter of law. The provisions of this Article 4 shall survive the termination of Employee's employment hereunder.

5.   CERTAIN REMEDIES

     Section 5.1 Breach by the Company. In the event that the Company shall fail, in any material respect, to observe and perform its obligations hereunder, the Employee may give written notice to the Company specifying the nature of such failure. If within thirty (30) days after its receipt of such notice the Company shall not have remedied such failure, the Employee shall have the right and option to treat such failure as termination of his employment by the Company Without Cause, to cease rendering services hereunder and thereafter to receive the severance benefits and have the other rights and obligations provided for in
Article 3 hereof in the case of a termination by the Company Without Cause. The parties agree that a material breach by the Company for purposes of this Section
5.1 shall include, but not be limited to, a material reduction in Employee's title, authority or responsibilities from those he was exercising on the date of execution of this Agreement. The remedy provided for in this Section 5.1 shall be in addition to and not in limitation of any other remedies which would otherwise exist as a matter of law.

     Section 5.2 Breach by the Employee. Employee acknowledges and agrees that the Company's remedy at law for any breach of any of Employee's obligations under Sections 1.1(a), 4.1, 4.2 and 4.3 would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any proceeding that may be brought to enforce any provision of any such sections, without the necessity of proof of actual damage.

6. GENERAL PROVISIONS

     Section 6.1 Representations and Warranties. Employee represents and warrants to the Company that she is free to enter into the Agreement and that she has no prior or other obligations or commitments of any kind to anyone that would in any way hinder or interfere with her acceptance of, or the full, uninhibited and faithful performance of, her employment hereunder or the exercise of her best efforts as an employee of the Company.

     Section 6.2 Understandings; Amendments. Except as otherwise provided herein, this Agreement sets forth the entire agreement and understanding of the parties concerning the subject matter hereof and supercedes all prior agreements, arrangements and understandings between Employee and the Company concerning such subject matter. No representation, promise, inducement or statement of intention has been made by or on behalf of either party hereto that is not set forth in this Agreement or the documents referred to herein. This Agreement may not be amended or modified except by a written instrument specifically referring to this Agreement executed by the parties hereto.

     Section 6.3 Notices.

     (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and may either be delivered personally to the addressee or be mailed, registered mail, postage prepaid, as follows:

               If to the Company:

               Omnicare, Inc.
               1300 Fountain Square South
               Cincinnati, OH 45202
               Attn: President

with a copy to:

               Secretary
               Omnicare, Inc.
               1300 Fountain Square South
               Cincinnati, OH 45202

               If to Employee:

               Cheryl D. Hodges
               9403 Constitution Drive
               Cincinnati, OH 45215

    (b) Either party may change the address to which any such notices or communications are to be directed to it by giving written notice to the other party in the manner provided in the preceding paragraph (a).

    Section 6.4 Assignments; Binding Effect.

    (a) Employee acknowledges that the services to be rendered by her are unique and personal. Accordingly, Employee may not assign any of her rights or delegate any of her duties or obligations under this Agreement. This Agreement shall be binding upon, and to the extent herein permitted shall inure to the benefit of, Employee's heirs, legatees and legal representatives.

    (b) The Company may not assign this Agreement or its rights hereunder except to a successor of all or substantially all of the business and assets of the Company. This Agreement shall be binding upon, and shall inure to the benefit of, the Company's successors and permitted assigns.

     Section 6.5 Waivers. The failure of either party hereto at any time or from time to time to require performance of any of the other party's obligations under this agreement shall in no manner affect the right to enforce any provision of this Agreement at a subsequent time, and the waiver of any rights arising out of any breach shall not be construed as a waiver of any rights arising out of any subsequent breach.

     Section 6.6 Severance Plans. Amounts paid hereunder are in addition to any amounts payable under the Company severance plans, without offset or reduction.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written hereinabove.

                                                     OMNICARE, INC.


                                                     By: /s/ Joel F. Gemunder
                                                     --------------------------


                                                     EMPLOYEE


                                                     /s/ Cheryl D. Hodges
                                                     --------------------------